EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification is applicable to the Report on Form 10-K for the year ended January 31, 2006 of Stewart & Stevenson Services, Inc. (the “Report”), the undersigned hereby certify that the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Stewart & Stevenson Services, Inc.

/s/ Max L. Lukens
Name:	Max L. Lukens
Title:	President and Chief Executive Officer
Date:	April 13, 2006

/s/ L. Scott Biar
Name:	L. Scott Biar
Title:	Chief Financial Officer, Treasurer and Controller
Date:	April 13, 2006